UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  Form 8-K/A


                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  November 16, 2004



                                  VPGI CORP.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                 Texas                                  75-1975147
   (State or other jurisdiction of       (I.R.S. Employer Identification No.)
   incorporation or organization)

            P.O. Box 802808                              75380
             Dallas, Texas                            (Zip Code)
  (Address of principal executive offices)

                                (214) 263-3122
             (Registrant's telephone number, including area code)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [  ]  Written communications pursuant to Rule 425 under the Securities
       Act (17 CFR 230.425)

 [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
       Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

 ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Financial statements of business acquired.



                         INDEPENDENT AUDITOR'S REPORT


 To the Board of Directors
 Venture Pacific Group, Inc.
 Dallas, Texas

 We have audited the accompanying consolidated balance sheet of Venture Pacific Group, Inc. and subsidiaries, (a development stage company) as of December 31, 2003, and the related consolidated statements of operations, stockholders' equity and cash flows for the period from inception (January 23, 2003) to December 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

 We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Venture Pacific Group, Inc. and subsidiaries as of December 31, 2003, and the results of its operations and its cash flows from the period of inception (January 23, 2003) to December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

                                    /s/ CF & Co., L.L.P.

                                    CF & Co., L.L.P.
 Dallas, Texas
 January 21, 2005

                 VENTURE PACIFIC GROUP, INC. AND SUBSIDIARIES
                         (A Development Stage Company)
                          Consolidated Balance Sheets

                                  ASSETS
                                  ------
                                                                 November 16,
                                                   December 31,      2004
                                                       2003       (Unaudited)
                                                    ----------    ----------
 Current Assets:
 Cash                                              $    21,118   $   519,055
                                                    ----------    ----------
 Total current assets                                   21,118       519,055
                                                    ----------    ----------
 Total Assets                                      $    21,118   $   519,055
                                                    ==========    ==========

                 LIABILITIES AND STOCKHOLDERS' EQUITY
                 ------------------------------------
 Current Liabilities:
 Accounts payable and accrued expenses             $         -   $         -
 Accrued interest payable                               16,532             -
 Note payable                                        1,000,000             -
                                                    ----------    ----------
 Total current liabilities                           1,016,532             -
                                                    ----------    ----------
 Total Liabilities                                   1,016,532             -
                                                    ----------    ----------
 Stockholders' Equity:
 Capital Stock:
 Preferred, $1 par value, 1,000,000 shares
   authorized, none issued or outstanding                    -             -
 Common, $0.001 par value, 100,000,000
   authorized, 6,250,000 and 7,700,000
   issued and outstanding at December 31,
   2003 and November 16, 2004, respectively              6,250         7,700
 Additional paid-in capital                                  -     1,974,792
 Deficit accumulated during
   the development stage                            (1,001,664)   (1,463,437)
                                                    ----------    ----------
 Total Stockholders' Equity                           (995,414)      519,055
                                                    ----------    ----------
 Total Liabilities and Stockholders' Equity        $    21,118   $   519,055
                                                    ==========    ==========

             The accompanying notes are an integral part of these
                      consolidated financial statements.

                 VENTURE PACIFIC GROUP, INC. AND SUBSIDIARIES
                         (A Development Stage Company)
                     Consolidated Statements of Operations

                                                                          Period From
                                   Period From         Period From         Inception
                                    Inception        January 1, 2004   (January 23, 2003)
                                (January 23, 2003)       Through            Through
                                     Through        November 16, 2004  November 16, 2004
                                December 31, 2003      (Unaudited)        (Unaudited)
                                -----------------   ----------------   -----------------
 Revenue:
 Consulting                       $     24,961       $      5,000        $     29,961
                                   -----------        -----------         -----------
 Total revenue                          24,961              5,000              29,961

 Expenses:
 General and administrative            846,637            230,107           1,076,744
 Management fees                       103,035             73,200             176,235
 Other operating expense                35,929             26,230              62,159
                                   -----------        -----------         -----------
 Total expenses                        985,601            329,537           1,315,138
                                   -----------        -----------         -----------

 Operating income (loss)              (960,640)          (324,537)         (1,285,177)
                                   -----------        -----------         -----------
 Other income (expenses):
 Interest income                        23,644              9,322              32,966
 Interest expense                      (64,668)          (146,559)           (211,227)
                                   -----------        -----------         -----------
 Total other income (expenses)         (41,024)          (137,237)           (178,261)
                                   -----------        -----------         -----------
 Net income (loss)
 before income taxes                (1,001,664)          (461,773)         (1,463,437)

 Provision for income taxes                  -                  -                   -
                                   -----------        -----------         -----------
 Net Income (Loss)                $ (1,001,664)      $   (461,773)       $ (1,463,437)
                                   ===========        ===========         ===========

             The accompanying notes are an integral part of these
                      consolidated financial statements.


                 VENTURE PACIFIC GROUP, INC. AND SUBSIDIARIES
                         (A Development Stage Company)
                Consolidated Statement of Stockholders' Equity

                                                                       Deficit
                                                                     Accumulated
                                                         Additional  During the
                                Common Stock              Paid-In    Development
                                   Shares      Amount     Capital       Stage          Total
                                  ---------    -------   ----------   ----------    ----------
 Balance at inception,
   January 23, 2003                       -   $      -  $         -  $         -   $         -

 Issuance of common stock         6,250,000      6,250            -            -         6,250

 Net loss                                 -          -            -   (1,001,664)  $(1,001,664)
                                  ---------    -------   ----------   ----------    ----------
 Balance at December 31, 2003     6,250,000      6,250            -   (1,001,664)     (995,414)

 Issuance of common stock *       1,450,000      1,450            -            -         1,450

 Injection of capital *                   -          -      605,700            -       605,700

 Debt cancellation  *                     -          -    1,369,092            -     1,369,092

 Net loss *                               -          -            -     (461,773)     (461,773)
                                  ---------    -------   ----------   ----------    ----------
 Balance at November 16, 2004 *   7,700,000   $  7,700  $ 1,974,792  $(1,463,437)  $   519,055
                                  =========    =======   ==========   ==========    ==========

 * Unaudited

             The accompanying notes are an integral part of these
                      consolidated financial statements.


                 VENTURE PACIFIC GROUP, INC. AND SUBSIDIARIES
                         (A Development Stage Company)
                      Consolidated Statement of Cash Flows

                                                                                 Period From
                                          Period From         Period From         Inception
                                           Inception        January 1, 2004   (January 23, 2003)
                                       (January 23, 2003)       Through            Through
                                            Through        November 16, 2004  November 16, 2004
                                       December 31, 2003      (Unaudited)        (Unaudited)
                                       -----------------   ----------------   -----------------
 Uses of Cash
 Operating activities:
 Net loss                                $  (1,001,664)     $    (461,773)      $  (1,463,437)
 Adjustments to reconcile net loss
   to net cash used in operations:

 Increase in accrued liabilities                16,532             52,560              69,092
                                          ------------       ------------        ------------
 Net cash used in operations                  (985,132)          (409,213)         (1,394,345)
                                          ------------       ------------        ------------

 Investing activities                                -                  -                   -

 Financing activities:
 Sale of common stock                            6,250              1,450               7,700
 Proceeds from long-term borrowings          1,000,000            300,000           1,300,000
 Injection of additional paid-in capital             -            605,700             605,700
                                          ------------       ------------        ------------
 Net cash from financing activities          1,006,250            907,150           1,913,400
                                          ------------       ------------        ------------

 Net increase in cash                           21,118            497,937             519,055

 Cash at beginning of period                         -             21,118                   -
                                          ------------       ------------        ------------
 Cash at end of period                   $      21,118      $     519,055       $     519,055
                                          ============       ============        ============

 Supplemental disclosure of cash flow information:

 Cash paid for interest                  $      48,136      $      93,999       $     142,135
                                          ============       ============        ============
 Cash paid for income tax                $           -      $           -       $           -
                                          ============       ============        ============
 Supplmental disclosure of non cash
 investment and financing activities

 Conversion of debt to equity            $           -      $   1,369,092       $   1,369,092
                                          ============       ============        ============

             The accompanying notes are an integral part of these
                      consolidated financial statements.


                 VENTURE PACIFIC GROUP, INC. AND SUBSIDIARIES
                        (A Development Stage Company)
                  Notes to Consolidated Financial Statements
                              December 31,3003


 Note 1 -  Summary of Significant Accounting Policies

        Nature of Business

        Venture Pacific Group, Inc., a Texas corporation, and its wholly-owned subsidiaries, uniView Technologies Corp. and Test Secure International, Inc., (collectively "the Company") are engaged in development of several technical processes including an on-line academic testing procedure. Through January 21, 2005, significant revenues had not been generated.

        Principles of Consolidation

        The accompanying consolidated financial statements include the accounts of Venture Pacific Group, Inc., uniView Technologies Corp., and Test Secure International, Inc. after elimination of all inter-company accounts and transactions.

        Estimates

        The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

        Income Taxes

        Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to temporary differences in the basis of assets and liabilities between financial and income tax reporting. The deferred tax asset or liability, as applicable, represents the future tax return consequences of those differences, which will either be taxable or deductible when the asset or liability is recovered or settled. When applicable, deferred tax assets are recognized for operating losses that are available to offset future taxable income. The components of the deferred tax assets and liabilities are classified as current and noncurrent based on their characteristics. Valuation allowances are provided for deferred tax assets based on management's projection of the sufficiency of future taxable income to realize the assets.

 Note 2 -  Concentration of Credit Risk

        The company uses financial institutions in which it maintains cash balances, which at times may exceed federally insured limits. The Company has not experienced any losses in such accounts and management believes it is not exposed to any significant credit risk on cash.

                 VENTURE PACIFIC GROUP, INC. AND SUBSIDIARIES
                        (A Development Stage Company)
                  Notes to Consolidated Financial Statements
                              December 31, 2003

 Notes 3 - Development Stage Operations

        Through January 21, 2005, operations of the company have consisted of efforts to raise capital and develop technical processes as explained in Note 1.

 Note 4 -  Convertible Notes Payable

        On April 8, 2003, August 18, 2003, and December 4, 2003, the Company borrowed $500,000, $200,000 and $300,000, respectively, from Trident Growth Fund, LP ("Trident"). Under the terms of the notes, they bear 14% interest and are convertible into common stock of the Company, at the holder's option, generally at the greater of (1) 75% of the average price per share paid by third party investors or convertible debt financing in excess of $500,000 or (2) $0.50 per share. Interest on the notes was payable monthly. The notes matured on April 30, 2004.

        During 2003, interest expenses of $64,668 were incurred on the Trident loans.

 Note 5 -  Income Taxes

        The Company incurred losses of $1,001,664 during the period ended December 31, 2003. All but approximately $40,000 of this loss will be capitalized for tax purposes as start-up expenditures and/or research and experimentation costs. The expenditures thus capitalized will be amortized over 36 to 60 months commencing at the time when the Company completes the development of software and/or begins the active conduct of the trade or business for which it was organized. The net operating loss incurred during 2003 may be carried forward for 20 years.

        SFAS No. 109 requires a valuation allowance to be recorded when it is more likely than not that some or all of the deferred tax asset will not be realized. At December 31, 2003, a valuation allowance for the full amount of the net deferred tax asset was recorded

        The provision (benefit) for federal income taxes for 2003 is as follows:

            Current                           $     -

            Deferred                                -
                                               ------
                                              $     -
                                               ======

        The reconciliation of reported income tax benefit to the amount of income tax benefit that would result from applying domestic federal statutory tax rates to pretax loss for 2003 was as follows:

                 VENTURE PACIFIC GROUP, INC. AND SUBSIDIARIES
                        (A Development Stage Company)
                  Notes to Consolidated Financial Statements
                              December 31, 2003

 Note 5 -  Income Taxes, continued

            Estimated statutory federal income tax benefit   $    350,582
            Estimated state income tax benefit                     45,075
            Valuation allowance change                           (395,657)
                                                              -----------
                                                             $          -
                                                              ===========

        The components of deferred tax assets and liabilities as of December 31, 2003 were as follows:

        Deferred tax asset:

            Net operating loss carryforward                  $     15,800
            Start-up, research and experimentation costs           379,857
            Valuation allowance                                  (395,657)
                                                              -----------
                                                             $          -
                                                              ===========

 Note 6 -  Related Party Transactions

        The Company paid $63,035 to an officer/stockholder of the Company for management fees during 2003. The Company also paid $40,000 to Trident for management fees during 2003.

 Note 7 -  Subsequent Event

        On April 23, 2004, Trident advanced an additional $300,000 under a convertible note with the same terms as those notes explained in
        Note 4 except that maturity was April 30, 2005.

        During the period from January 1, 2004 through November 16, 2004, Trident purchased 1,450,000 additional shares of common stock of Venture Pacific Group, Inc.

        On November 16, 2004, 100% of the common stockholders of the Company exchanged their stock in the Company for equity in VPGI Corp.; thereby making the Company a wholly-owned subsidiary of VPGI Corp. VPGI Corp. then made an equity injection into the Company of $605,700 for the operations of the Company to continue. Convertible notes payable and accrued interest on those notes was converted to additional paid-in capital.

      (b)  Pro Forma financial information.


                        VPGI CORP. AND SUBSIDIARIES
              COMBINED PRO FORMA CONDENSED FINANCIAL INFORMATION
                                 (UNAUDITED)


 The unaudited combined pro forma condensed financial information set forth below gives effect to the merger between Venture Pacific Group, Inc. (the "Company" or "VPG") and a wholly owned subsidiary of VPGI Corp. ("VPGI"), and assumes that the transaction had occurred as of the beginning of each period presented. The unaudited combined pro forma condensed financial statements are derived from the historical financial statements of the Company and VPGI. The pro forma information is presented for informational purposes only. You should not rely on the pro forma information as an indication of the results of operations of future periods or the results that actually would have been realized had the companies been a single company during the periods presented. The pro forma information, which is based on a preliminary valuation of the assets and liabilities of the Company, includes adjustments that give effect to the merger under the purchase method of accounting. VPGI has made a preliminary allocation of the purchase price of the Company to certain assets, goodwill and related intangibles. There may be additional identified intangibles that could have an impact on future expense. Final determination of the required purchase accounting adjustments will be made within periods prescribed in accordance with Generally Accepted Accounting Principles. The actual financial position and results of operations will differ, perhaps significantly, from the pro forma amounts reflected herein because of a variety of factors, including access to additional information, changes in value not currently identified and changes in operating results between the dates of the pro forma financial information and the date on which the acquisition took place.

                         VPGI Corp. and subsidiaries
                      Pro Forma Condensed Balance Sheet
                          As of September 30, 2004
                                 (Unaudited)

                                                                     VPGI (c)       VPG (d)      Elim. (e)
                                         VPGI (a)      VPG (b)       Pro Forma     Pro Forma     Pro Forma
                                        Historical    Pro Forma     Adjustments   Adjustments   Adjustments   Pro Forma
                                        ----------    ----------    ----------    ----------    ----------    ----------
 ASSETS
   Current Assets
     Cash and cash equivalents         $         -   $    (8,767)  $         -   $   605,700   $         -   $   596,933
                                        ----------    ----------    ----------    ----------    ----------    ----------
   Total Current Assets                          -        (8,767)            -       605,700             -       596,933
                                        ----------    ----------    ----------    ----------    ----------    ----------

   Other Assets
     Investment in VPG                           -             -       667,476             -      (667,476)            -
     Intangible Asset                            -             -             -             -         9,712         9,712
     Pension Surplus                        49,972             -             -             -             -        49,972
                                        ----------    ----------    ----------    ----------    ----------    ----------
   Total Other Assets                       49,972             -       667,476             -      (657,764)       59,684
                                        ----------    ----------    ----------    ----------    ----------    ----------
 TOTAL ASSETS                          $    49,972   $    (8,767)  $   667,476   $   605,700   $  (657,764)  $   656,617
                                        ==========    ==========    ==========    ==========    ==========    ==========

 LIABILITIES AND STOCKHOLDERS' EQUITY
   Liabilities
     Current Liabilities
       Other Current Liabilities
         Note Payable                  $         -   $ 1,300,000   $   700,000   $(1,300,000)  $         -   $   700,000
         Deferred Loan Costs                     -             -       (94,300)            -             -       (94,300)
         Accrued Interest Expense                -        16,532             -       (16,532)            -             -
                                        ----------    ----------    ----------    ----------    ----------    ----------
       Total Other Current Liabilities           -     1,316,532       605,700    (1,316,532)            -       605,700
                                        ----------    ----------    ----------    ----------    ----------    ----------

    Total Current Liabilities                    -     1,316,532       605,700    (1,316,532)            -       605,700
                                        ----------    ----------    ----------    ----------    ----------    ----------

  Total Liabilities                              -     1,316,532       605,700    (1,316,532)            -       605,700

  Stockholders' Equity
    Preferred Stock
      Series 2002-G                            196             -             -             -             -           196
      Series A                              30,000             -             -             -             -        30,000
      Series H                                   2             -             -             -             -             2
      Series 2002-K                             20             -             -             -             -            20
      Series 2004-L                              -             -           175             -             -           175
                                        ----------    ----------    ----------    ----------    ----------    ----------
    Total Preferred Stock                   30,218             -           175             -             -        30,393

    Common Stock                             5,242         6,250           770             -        (6,250)        6,012
    Opening Balance Equity             (60,361,531)            -             -       605,700      (605,700)  (60,361,531)
    Retained Earnings                       19,513             -             -             -             -        19,513
    Additional Paid in Capital          60,356,530    (1,001,664)       60,831     1,316,532      (375,699)   60,356,530
    Net Income                                   -      (329,885)            -             -       329,885             -
                                        ----------    ----------    ----------    ----------    ----------    ----------
   Total stockholders' equity               49,972    (1,325,299)       61,776     1,922,232      (657,764)       50,917
                                        ----------    ----------    ----------    ----------    ----------    ----------
 TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY                $    49,972   $    (8,767)  $   667,476   $   605,700   $  (657,764)  $   656,617
                                        ==========    ==========    ==========    ==========    ==========    ==========


 (a)  Historical unaudited Balance Sheet for VPGI and Subsidiaries for the three months ended September 30, 2004.

 (b)  Historical unaudited Balance Sheet for VPG and Subsidiaries for the three months ended September 30, 2004.

 (c)  Pro Forma adjustments for VPGI reflecting the Trident loan made to VPGI in November 2004, as though the loan had been made as of September 30, 2004.

 (d)  Pro Forma adjustments for VPG reflecting the conversion to equity of a $1.3 million loan and the capital injection of $605,700 into VPG, as though it had occurred as of September 30, 2004.

 (e)  Pro Forma adjustments reflecting the elimination of inter-company account activity.


                         VPGI Corp. and subsidiaries
          Pro Forma Condensed Consolidated Statement of Operations
                       For the Year Ended June 30, 2004
                                 (Unaudited)

                                         VPGI (f)     VPG (g)
                                       Historical    Pro Forma      Pro Forma
                                       ---------     ---------      ---------
 Revenues
   Product sales                      $        -    $        -     $        -
   Consulting                                  -        24,961         24,961
                                       ---------     ---------      ---------
 Total revenues                                -        24,961         24,961
                                       ---------     ---------      ---------
 Cost of revenues
   Cost of product sales                       -             -              -
   Cost of Consulting                          -             -              -
                                       ---------     ---------      ---------
 Total cost of revenues                        -             -              -
                                       ---------     ---------      ---------
 Gross Margin                                  -        24,961         24,961

 Operating Expenses                       37,018       730,379        767,397
                                       ---------     ---------      ---------
 Operating Income (Loss)                 (37,018)     (705,418)      (742,436)

 Other Income (expenses)
   Interest Income/(Expense)                   -       (63,187)       (63,187)
   Other income                           16,663             -         16,663
                                       ---------     ---------      ---------
 Total Other income (expense)             16,663       (63,187)       (46,524)
                                       ---------     ---------      ---------
 Net Loss                             $  (20,355)   $ (768,605)    $ (788,960)
                                       =========     =========      =========
 Dividend Requirements on
   Preferred Stock                       (4,300)      (238,000)      (242,300)
                                       ---------     ---------      ---------
 Net Loss to Common Stockholders      $  (24,655)  $(1,006,605)   $(1,031,260)
                                       =========     =========      =========

 Net loss per share                   $    (0.00)                  $    (0.17)
                                       =========     =========      =========

 Basic and Diluted Shares Outstanding  5,140,907       770,000      5,910,907


 (f) Historical statement of operations for VPGI and Subsidiaries for the twelve months ended June 30, 2004.

 (g) Historical unaudited statement of operations for VPG and Subsidiaries for the twelve months ended June 30, 2004.

                         VPGI Corp. and subsidiaries
          Pro Forma Condensed Consolidated Statement of Operations
                For the Three Months Ended September 30, 2004
                                 (Unaudited)

                                         VPGI (h)     VPG (i)
                                       Historical    Pro Forma      Pro Forma
                                       ---------     ---------      ---------
 Revenues
   Product sales                      $        -    $        -     $        -
   Consulting                                  -         5,000          5,000
                                       ---------     ---------      ---------
 Total revenues                                -         5,000          5,000
                                       ---------     ---------      ---------
 Cost of revenues
   Cost of product sales                       -             -              -
   Cost of Consulting                          -             -              -
                                       ---------     ---------      ---------
 Total cost of revenuses                       -             -              -
                                       ---------     ---------      ---------
 Gross Margin                                  -         5,000          5,000

 Operating Expenses                            -       115,177        115,177
                                       ---------     ---------      ---------
 Operating Income (Loss)                       -      (110,177)      (110,177)

 Other Income (expense)
   Interest Income/(Expense)                   -       (45,856)       (45,856)
   Other income                                -             -              -
                                       ---------     ---------      ---------
 Total Other income (expense)                  -       (45,856)       (45,856)
                                       ---------     ---------      ---------
 Net Loss                             $        -    $ (156,033)    $ (156,033)
                                       =========     =========      =========

 Dividend Requirements on
   Preferred Stock                        (1,075)      (59,500)       (60,575)
                                       ---------     ---------      ---------
 Net Loss to Common Stockholders      $   (1,075)   $ (215,533)    $ (216,608)
                                       =========     =========      =========

 Net Loss per Share                   $    (0.00)                  $    (0.04)
                                       =========     =========      =========

 Basic and Diluted Shares Outstanding  5,242,120       770,000      6,012,120


 (h) Historical unaudited statement of operations for VPGI and Subsidiaries for the three months ended September 30, 2004.

 (i) Historical unaudited statement of operations for VPG and Subsidiaries for the three months ended September 30, 2004.

      (c)  Exhibits.

           Reference is made to the Exhibit Index at the end of this Form 8-K/A for a list of all exhibits filed with and incorporated by reference in this report.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               VPGI Corp.
                               (Registrant)

                               By:  /s/    PATRICK A. CUSTER
                               -------------------------------
                                    Patrick A. Custer
                                    Chief Executive Officer
                                    and Principal Financial Officer

 Date:     January 31, 2005

                                  VPGI CORP.
                                EXHIBIT INDEX

 Exhibit
 Number               Description of Exhibits
 -------              -----------------------
 2.1 Agreement and Plan of Merger dated November 10, 2004 between the Company and Venture Pacific Group, Inc. (filed as Exhibit "2.1" to the Company's Current Report on Form 8-K dated as of November 10, 2004, filed on November 17, 2004.)

 4.1 Series 2004-L Preferred Stock terms and conditions (filed as Exhibit "4.1" to the Company's Current Report on Form 8-K dated as of November 10, 2004, filed on November 17, 2004.)

 4.2 Form of warrant issued to Trident Growth Fund, L.P. in connection with the Loan Agreement dated November 1, 2004 between the Company and Trident Growth Fund, L.P. (filed as Exhibit "4.2" to the Company's Current Report on Form 8-K dated as of November 10, 2004, filed on November 17, 2004.)

 10.1 Loan Agreement dated November 10, 2004 between the Company and Trident Growth Fund, LP. (filed as Exhibit "10.1" to the Company's Current Report on Form 8-K dated as of November 10, 2004, filed on November 17, 2004.)
 _______________
 *  Filed herewith.